UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27,2020

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of principal executive offices, including zip code)

(913) 213-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry Into a Material Definitive Agreement.

New Second Lien Notes Indenture

On July 31, 2020, AMC Entertainment Holdings, Inc. (the “Company”), in connection with the settlement of its previously announced private offers to exchange (the “Exchange Offers”) any and all of its outstanding 6.375% Senior Subordinated Notes due 2024 (the “2024 Subordinated Sterling Notes”), 5.75% Senior Subordinated Notes due 2025 (the “2025 Subordinated Notes”), 5.875% Senior Subordinated Notes due 2026 (the “2026 Subordinated Dollar Notes”) and 6.125% Senior Subordinated Notes due 2027 (the “2027 Subordinated Notes” and, together with the 2024 Subordinated Sterling Notes, the 2025 Subordinated Notes and the 2026 Subordinated Dollar Notes, the “Existing Subordinated Notes”) for newly issued 10%/12% Cash/PIK Toggle Second Lien Subordinated Secured Notes due 2026 (the “New Second Lien Notes”), issued approximately $1.46 billion aggregate principal amount of New Second Lien Notes pursuant to an indenture, dated as of July 31, 2020 (the “New Second Lien Notes Indenture”), among the Company, the guarantors party thereto and GLAS Trust Company LLC, as trustee (the “New Second Lien Notes Trustee”) and as collateral agent (the “New Second Lien Notes Collateral Agent”). Pursuant to the Exchange Offers, the aggregate principal amounts of the Existing Subordinated Notes set forth in the table below were validly tendered and subsequently accepted. Such accepted Existing Subordinated Notes will be retired and cancelled.

Series of Existing Subordinated Notes	Total Aggregate Principal Amount Validly Tendered	Percentage of Outstanding Existing Subordinated Notes Validly Tendered
6.375% Senior Subordinated Notes due 2024	£496,014,000	99.20%
5.75% Senior Subordinated Notes due 2025	$501,683,000	83.61%
5.875% Senior Subordinated Notes due 2026	$539,395,000	90.65%
6.125% Senior Subordinated Notes due 2027	$344,283,000	72.48%

The New Second Lien Notes will bear cash interest at a rate of 10% per annum payable semi-annually in arrears on June 15 and December 15, beginning on December 15, 2020. Subject to the limitation in the next succeeding sentence, interest for the first three interest periods after the issue date may, at the Company’s option, be paid in PIK interest at a rate of 12% per annum, and thereafter interest shall be payable solely in cash. The Company’s ability to pay PIK interest with respect to the third interest period after the issue date is subject to certain liquidity thresholds. For all interest periods after the first three interest periods, interest will be payable solely in cash at a rate of 10% per annum. The New Second Lien Notes will mature on June 15, 2026.

The New Second Lien Notes will be redeemable at the Company’s option prior to June 15, 2023, at a redemption price equal to 100% of their aggregate principal amount and accrued and unpaid interest to, but not including, the date of redemption, plus an applicable make-whole premium. On or after June 15, 2023, the New Second Lien Notes will be redeemable, in whole or in part, at a redemption prices equal to (i) 106.000% for the twelve-month period beginning on June 15, 2023; (ii) 103.000% for the twelve-month period beginning on June 15, 2024 and (iii) 100.000% at any time thereafter, plus accrued and unpaid interest to, but not including the redemption date. If the Company or its restricted subsidiaries sell assets, under certain circumstances, the Company will be required to apply the net proceeds to redeem the New Second Lien Notes at a price equal to 100% of the issue price of the New Second Lien Notes, plus accrued and unpaid interest to, but excluding the redemption date. Upon a Change of Control (as defined in the New Second Lien Notes Indenture), the Company must offer to purchase the New Second Lien Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest to, but excluding, the date of purchase.

The Company’s obligations under the New Second Lien Notes are fully and unconditionally guaranteed on a joint and several basis by each of the Company’s direct or indirect wholly owned domestic subsidiaries that guarantee obligations under the Company’s First Lien Credit Facilities, First Lien Notes, New First Lien Notes, Additional Silver Lake First Lien Notes and the Convertible First Lien Notes (in each case, as defined in the New Second Lien Notes Indenture or herein). The New Second Lien Notes and the related guarantees are secured on a second-priority basis by substantially all of the Company’s and the guarantors’ tangible and intangible assets (the “Collateral”) that secure obligations under the First Lien Credit Facilities, First Lien Notes, New First Lien Notes, Additional Silver Lake First Lien Notes and the Convertible First Lien Notes, including pledges of the capital stock of certain of the Company’s and the guarantors’ wholly-owned material subsidiaries (but limited to 65% of the voting stock of any foreign subsidiary), subject to certain exceptions and permitted liens.

The New Second Lien Notes Indenture contains covenants that restrict the ability of the Company to: incur additional debt or issue certain preferred shares; pay dividends on or make other distributions in respect of its capital stock or make other restricted payments; make certain investments; or transfer certain assets; create liens on certain assets to secure debt; consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; enter into certain transactions with its affiliates; and allow to exist certain restrictions on the ability of its subsidiaries to pay dividends or make other payments to the Company. The New Second Lien Notes Indenture also contains certain affirmative covenants and events of default.

The New Second Lien Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the applicable registration requirements of the Securities Act and applicable state securities laws.

The foregoing summary of the New Second Lien Notes Indenture and New Second Lien Notes does not purport to be complete and is qualified in its entirety by reference to the New Second Lien Notes Indenture and the form of New Second Lien Note attached hereto as Exhibits 4.1 and 4.2, respectively and are incorporated herein by reference.

New First Lien Notes Indenture

On July 31, 2020, pursuant to the subscription rights and oversubscription rights grated to each eligible holder in the Exchange Offers, the Company issued $200 million aggregate principal amount of 10.500% Senior Secured Notes due 2026 (the “New First Lien Notes”) pursuant to an indenture, dated as of July 31, 2020 (the “New First Lien Notes Indenture”), by and among the Company, the guarantors party thereto and GLAS Trust Company LLC, as trustee (the “New First Lien Notes Trustee”) and as collateral agent (the “New First Lien Notes Collateral Agent”).

The New First Lien Notes will bear interest at a rate of 10.500% per annum, payable semi-annually on June 15 and December 15, beginning on December 15, 2020. The New First Lien Notes will mature on April 24, 2026.

The New First Lien Notes will be redeemable at the Company’s option prior to June 15, 2022, at a redemption price equal to 100% of their aggregate principal amount and accrued and unpaid interest to, but not including, the date of redemption, plus an applicable make-whole premium. On or after June 15, 2022, the New First Lien Notes will be redeemable, in whole or in part, at redemption prices equal to (i) 105.250% for the twelve-month period beginning on June 15, 2022; (ii) 102.625% for the twelve-month period beginning on June 15, 2023 and (iii) 100.000% at any time thereafter, plus accrued and unpaid interest, if any, to, but not including the redemption date. In addition, at any time on or prior to June 15, 2022, the Company may, subject to certain limitations specified in the New First Lien Notes Indenture, on one or more occasions, redeem up to 35% of the aggregate principal amount of the New First Lien Notes at a redemption price equal to 110.500% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date with the net cash proceeds of certain equity offerings. If the Company or its restricted subsidiaries sell assets, under certain circumstances, the Company will be required to use the net proceeds to redeem the New First Lien Notes at a price equal to 100% of the issue price of the New First Lien Notes, plus accrued and unpaid interest, if any, to, but excluding the redemption date. Upon a Change of Control (as defined in the New First Lien Notes Indenture), the Company must offer to purchase the New First Lien Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

The Company’s obligations under the New First Lien Notes are fully and unconditionally guaranteed on a joint and several basis by each of the Company’s direct or indirect wholly owned domestic subsidiaries that guarantee obligations under the Company’s First Lien Credit Facilities, First Lien Notes, New Second Lien Notes, Additional Silver Lake First Lien Notes and the Convertible First Lien Notes. The New First Lien Notes and the related guarantees are secured on a first-priority basis by the Collateral that secure obligations under the First Lien Credit Facilities, First Lien Notes, New Second Lien Notes, Additional Silver Lake First Lien Notes and the Convertible First Lien Notes, including pledges of the capital stock of certain of the Company’s and the guarantors’ wholly-owned material subsidiaries (but limited to 65% of the voting stock of any foreign subsidiary), subject to certain thresholds, exceptions and permitted liens.

The New First Lien Notes Indenture contains covenants that restrict the ability of the Company to: incur additional debt or issue certain preferred shares; pay dividends on or make other distributions in respect of its capital stock or make other restricted payments; make certain investments; or transfer certain assets; create liens on certain assets to secure debt; consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; enter into certain transactions with its affiliates; and allow to exist certain restrictions on the ability of its subsidiaries to pay dividends or make other payments to the Company. The New First Lien Notes Indenture also contains certain affirmative covenants and events of default.

The New First Lien Notes have not been registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The foregoing summary of the New First Lien Notes Indenture and New First Lien Notes does not purport to be complete and is qualified in its entirety by reference to the New First Lien Notes Indenture and the form of New First Lien Note attached hereto as Exhibits 4.3 and 4.4, respectively, and are incorporated herein by reference.

Additional Silver Lake First Lien Notes Indenture

On July 31, 2020, pursuant to the previously announced Commitment Letter, dated as of July 10, 2020 (the “Commitment Letter”), by and among the Company, Silver Lake Alpine, L.P. and Silver Lake Alpine (Offshore Master), L.P., the Company issued $100 million aggregate principal amount of 10.500% Senior Secured Notes due 2026 (the “Additional Silver Lake First Lien Notes”) pursuant to an indenture, dated as of July 31, 2020 (the “Additional Silver Lake First Lien Notes Indenture”), among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee (the “Additional Silver Lake First Lien Notes Trustee”) and as collateral agent (the “Additional Silver Lake First Lien Notes Collateral Agent”).

The terms of the Additional Silver Lake First Lien Notes and Additional Silver Lake First Lien Notes Indenture are substantially identical to the New First Lien Notes and the New First Lien Notes Indenture. The Company’s obligations under the Additional Silver Lake First Lien Notes are fully and unconditionally guaranteed on a joint and several basis by each of the Company’s direct or indirect wholly owned domestic subsidiaries that guarantee obligations under the Company’s First Lien Credit Facilities, First Lien Notes, New First Lien Notes, New Second Lien Notes and the Convertible First Lien Notes. The Additional Silver Lake First Lien Notes and the related guarantees are secured on a first-priority basis by the Collateral that secure obligations under the First Lien Credit Facilities, First Lien Notes, New First Lien Notes, New Second Lien Notes and the Convertible First Lien Notes, including pledges of the capital stock of certain of the Company’s and the guarantors’ wholly-owned material subsidiaries (but limited to 65% of the voting stock of any foreign subsidiary), subject to certain thresholds, exceptions and permitted liens.

The Additional Silver Lake First Lien Notes have not been registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The foregoing summary of the Additional Silver Lake First Lien Notes Indenture and the Additional Silver Lake First Lien Notes does not purport to be complete and is qualified in its entirety by reference to the Additional Silver Lake First Lien Notes Indenture and the form of Additional Silver Lake First Lien Note attached hereto as Exhibits 4.5 and 4.6, respectively, and are incorporated herein by reference.

Amended and Restated Convertible Notes Indenture and Amended and Restated Investment Agreement

On July 31, 2020, the Company (i) entered into an amended and restated indenture (the “A&R Convertible Notes Indenture”), by and among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee (the “Convertible Notes Trustee”) and as collateral agent (the “Convertible Notes Collateral Agent”), which amends and restates the indenture, dated as of September 14, 2018, by and among the Company, the guarantors party thereto and the Convertible Notes Trustee (the “Convertible Notes Indenture”), governing the Company’s 2.95% Convertible Senior Notes due 2024 (the “Convertible Notes”) and (ii) issued $600 million aggregate principal amount of 2.95% Convertible Senior Secured Notes due 2026 (the “Convertible First Lien Notes”) to certain affiliates of Silver Lake Group, L.L.C. (“Silver Lake”) and certain co-investors in exchange for the outstanding Convertible Notes.

The terms of the Convertible First Lien Notes and the A&R Convertible Notes Indenture are substantially the same as the Convertible Notes and Convertible Notes Indenture, except that the (i) maturity date of the Convertible First Lien Notes was extended to May 1, 2026, (ii) a first-priority lien on the Collateral was granted to secure the Convertible First Lien Notes, (iii) an asset sale covenant was included in the A&R Convertible Notes Indenture, (iv) the definition of Permitted Indebtedness was revised to permit the incurrence of the New First Lien Notes, the New Second Lien Notes and the Additional Silver Lake First Lien Notes and to provide for the future incurrence of an additional $100 million of indebtedness and (v) certain conforming changes giving effect to the amendments listed in (i) through (iv) were also made.

On July 31, 2020, in connection with the issuance of the Convertible First Lien Notes, the Company, affiliates of Silver Lake and certain co-investors entered into an amended and restated investment agreement (the "A&R Investment Agreement"), which amends and restates the investment agreement, dated as of September 14, 2018 (the "Investment Agreement"), by and among the Company and affiliates of Silver Lake. The terms of the A&R Investment Agreement are substantially the same as the Investment Agreement, but have been revised to contemplate the exchange of the Convertible Notes for the Convertible First Lien Notes.

The foregoing summary of the A&R Convertible Notes Indenture, and the Convertible First Lien Notes does not purport to be complete and is qualified in its entirety by reference to the A&R Convertible Notes Indenture and the form of Convertible First Lien Note attached hereto as Exhibits 4.7 and 4.8, respectively, and are incorporated herein by reference.

First Lien/Second Lien Intercreditor Agreement

On July 31, 2020, the Company, the guarantors party thereto, Citicorp North America, Inc., as collateral agent under the First Lien Credit Facilities (the “First Lien Credit Facilities Collateral Agent”), U.S. Bank National Association, as collateral agent under the First Lien Notes (the “First Lien Notes Collateral Agent”), the New First Lien Notes Collateral Agent, the New Second Lien Notes Collateral Agent, the Additional Silver Lake First Lien Notes Collateral Agent and the Convertible First Lien Notes Collateral Agent (together with the First Lien Credit Facilities Collateral Agent, the First Lien Notes Collateral Agent, the New First Lien Notes Collateral Agent, the New Second Lien Notes Collateral Agent and the Additional Silver Lake First Lien Notes Collateral Agent, collectively, the “Collateral Agents”) entered into the First Lien/Second Lien Intercreditor Agreement to govern the relative priorities of the Collateral Agents and their respective security interests in the Collateral and certain other matters related to the administration of security interests in the Collateral.

The foregoing summary of the First Lien/Second Lien Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the First Lien/Second Lien Intercreditor Agreement attached hereto as Exhibit 10.1 and is incorporated herein by reference.

First Lien Intercreditor Joinder Agreement

On July 31, 2020, the Company, the guarantors party thereto, the First Lien Credit Facilities Collateral Agent, the Additional Silver Lake First Lien Notes Collateral Agent, the New First Lien Notes Collateral Agent and the Convertible First Lien Notes Collateral Agent entered into the Joinder No. 1 to the First Lien Intercreditor Agreement, pursuant to which the New First Lien Notes Collateral Agent, the Additional Silver Lake First Lien Notes Collateral Agent and the Convertible First Lien Notes Collateral Agent joined the First Lien Intercreditor Agreement, dated as of April 24, 2020, among the Company, the guarantors party thereto, the First Lien Credit Facilities Collateral Agent and the First Lien Notes Collateral Agent, as collateral agents thereunder, and became bound by the First Lien Intercreditor Agreement, which governs the relative priorities of the Collateral Agents party thereto and their respective security interests in the Collateral and certain other matters related to the administration of security interests in the Collateral.

The foregoing summary of the Joinder No. 1 to the First Lien Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the Joinder No. 1 to the First Lien Intercreditor Agreement attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Supplemental Indentures

On July 27, 2020, the Company entered into (i) a fourth supplemental indenture (the “2025 Fourth Supplemental Indenture”) to the indenture governing the 2025 Subordinated Notes, (ii) a second supplemental indenture (the “2027 Second Supplemental Indenture”) to the indenture governing the 2027 Subordinated Notes and (iii) a second supplemental indenture to the indenture governing the 2026 Subordinated Dollar Notes and the 2024 Subordinated Sterling Notes (the “2024/2026 Second Supplemental Indenture” and together with the 2025 Fourth Supplemental Indenture and 2027 Second Supplemental Indenture, the “Supplemental Indentures”). The Supplemental Indentures give effect to certain proposed amendments (the “Proposed Amendments”) to each of the indentures governing the Existing Subordinated Notes. The Proposed Amendments became effective as of the settlement of the Exchange Offers on July 31, 2020. Each Supplemental Indenture, among other things, (i) releases the existing subsidiary guarantees of the Existing Subordinated Notes and, (ii) eliminates substantially all of the restrictive covenants, certain affirmative covenants and certain events of default contained in the indentures governing the Existing Subordinated Notes, and (iii) makes other conforming changes to internally conform to the Proposed Amendments.

The foregoing summary of the 2025 Fourth Supplemental Indenture, 2027 Second Supplemental Indenture and 2024/2026 Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the respective Supplemental Indentures attached hereto as Exhibits 4.9, 4.10 and 4.11, respectively, and are incorporated herein by reference.

Registration Rights Agreement

On July 31, 2020, pursuant to the previously announced Backstop Agreement, dated as of July 10, 2020 (the “Backstop Agreement”), between the Company and certain holders of the Existing Subordinated Notes (the “Backstop Parties”), the Company issued 5,000,000 shares of its Class A common Stock (“Common Stock”) to the Backstop Parties and entered into a registration rights agreement (the “Registration Rights Agreement”) with the Backstop Parties with respect to the Common Stock.

Subject to the terms of the Registration Rights Agreement, among other things, within 20 business days following July 31, 2020, the Company will file a shelf registration statement pursuant to the Securities Act for the offer and sale of the Common Stock on a continuous or delayed basis pursuant to Rule 415 of the Securities Act and shall use its reasonable best efforts to cause the registration statement to become effective as promptly as practicable.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement attached as Exhibit 4.12 hereto and is incorporated herein by reference.

Eighth Amendment to Credit Agreement

On July 31, 2020, the Company entered into an amendment to the Company’s exisiting Credit Agreement with Citicorp North America, Inc., as administrative agent (the “Credit Agreement Amendment”), pursuant to which certain provisions of the Credit Agreement, including covenants limiting indebtedness, liens, investments, asset sales and restricted payments were amended to match corresponding provisions under the New First Lien Notes Indenture, the New Second Lien Notes Indenture and the Additional Silver Lake First Lien Notes Indenture and to ensure that the terms and conditions of the New First Lien Notes, the New Second Lien Notes and the Additional Silver Lake First Lien Notes (subject to certain exceptions) are not materially more favorable (when taken as a whole) to the respective noteholders thereof than the terms and conditions of the Credit Agreement (when taken as a whole) are to the lenders thereunder. Pursuant to the terms of the Credit Agreement Amendment, certain of these provisions will be operative until the repayment, satisfaction, defeasance or other discharge of the obligations under the New First Lien Notes, the New Second Lien Notes and the Additional Silver Lake First Lien Notes or an effective amendment of, other consent or waiver with respect to, or covenant defeasance pursuant to the New First Lien Notes Indenture, the New Second Lien Notes Indenture and the Additional Silver Lake First Lien Notes Indenture, as a result of which such provisions are of no further force or effect therein.

The foregoing summary of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment attached as Exhibit 10.3 hereto, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On July 31, 2020, the Company issued 5,000,000 shares of Class A common stock in a private placement pursuant to an exemption from the registration requirements of the Securities Act. The Company issued the Common Stock in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by the Backstop Parties in the Backstop Commitment Agreement. The shares of Class A common stock were issued as consideration for the backstop commitment provided by the Backstop Parties.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

On July 27, 2020, the Company announced the expiration and final results of its Exchange Offers and related solicitation of consents. A copy of the press release announcing the expiration and final results, which describes the expiration in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
Exhibit No.	Description

4.1	Indenture by and among AMC Entertainment Holdings, Inc., the guarantors party thereto and GLAS Trust Company LLC, as trustee and collateral agent, dated as of July 31, 2020.
4.2	Form of 10%/12% Cash/PIK Toggle Second Lien Subordinated Secured Notes due 2026 (included in Exhibit 4.1).
4.3	Indenture by and among AMC Entertainment Holdings, Inc., the guarantors party thereto and GLAS Trust Company LLC, as trustee and collateral agent, dated as of July 31, 2020.
4.4	Form of 10.500% Senior Secured Notes due 2026 (included in Exhibit 4.3).
4.5	Indenture by and among AMC Entertainment Holdings, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee and collateral agent, dated as of July 31, 2020.
4.6	Form of 10.500% Senior Secured Notes due 2026 (included in Exhibit 4.5).
4.7	Amended and Restated Indenture by and among AMC Entertainment Holdings, Inc., the guarantors party thereto and U.S. Bank National Association, as trustee and collateral agent, dated as of July 31, 2020.
4.8	Form of 2.95% Convertible Senior Secured Notes due 2026 (included in Exhibit 4.7).
4.9	Fourth Supplemental Indenture by and among AMC Entertainment Holdings, Inc. and U.S. Bank National Association, as trustee, dated as of July 31, 2020.
4.10	Second Supplemental Indenture by and among AMC Entertainment Holdings, Inc. and U.S. Bank National Association, as trustee, dated as of July 31, 2020.
4.11	Second Supplemental Indenture by and among AMC Entertainment Holdings, Inc. and U.S. Bank National Association, as trustee, dated as of July 31, 2020.
4.12	Registration Rights Agreement by and among AMC Entertainment Holdings, Inc. and the Backstop Parties, dated as of July 31, 2020.

10.1	First Lien/Second Lien Intercreditor Agreement, by and among AMC Entertainment Holdings, Inc., the guarantors party thereto and the Collateral Agents, dated as of July 31, 2020.

10.2	Joinder No. 1 to First Lien Intercreditor Agreement, by and among AMC Entertainment Holdings, Inc., the guarantors party thereto, the First Lien Credit Facilities Collateral Agent, the Additional Silver Lake First Lien Notes Collateral Agent, the New First Lien Notes Collateral Agent and the Convertible First Lien Notes Collateral Agent, dated as of July 31, 2020.
10.3	Eighth Amendment to the Credit Agreement, by and among AMC Entertainment Holdings, Inc., the lenders party thereto and Citigroup North America, Inc. as administrative agent, dated as of July 31, 2020.
99.1	Press release, dated July 27, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: July 31, 2020	By:	/s/ Sean D. Goodman
Sean D. Goodman
Executive Vice President and Chief Financial Officer